================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                    |x|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|x|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a -12

                            TREE TOP INDUSTRIES, INC.
                (Name of Registrant as Specified in its Charter)


             _______________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

--------------------------------------------------------------------------------

                 NOTICE OF 2006 SPECIAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                October 17, 2006
                           at 1:00 p.m. (Pacific Time)
                             Red Rock Casino Resort|D1|
                         11011 West Charleston Boulevard
                               Las Vegas, NV 89135

--------------------------------------------------------------------------------

================================================================================

To Our Stockholders:

Notice is hereby given that the 2006 special meeting (the "Special Meeting") of the stockholders of Tree Top Industries, Inc., a Nevada corporation (the "Company") will be held at the Red|D2| Rock Casino Resort, 11011 West Charleston Boulevard, Las Vegas, NV 89135 on October 17, 2006, commencing at 1:00 p.m. (Pacific Time), for the following purposes:

1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.001 from 75,000,000 shares to 350,000,000 shares of common stock par value $.001 and 50,000,000 preferred shares par value $.001; and

2. To approve an amendment to the Company's Articles of Incorporation by changing the name of the Company from "Tree Top Industries, Inc." to|D3| "Universal Energy Holdings , Inc."; and

3. To approve the August 18, 2006 Agreement and Master Plan of Asset Roll-up and Forward Merger of Subsidiaries Together with Plan of Reorganization with Universal Energy Resources, Inc. and Grifco International, Inc. and its affiliated oil and gas sector businesses through our newly formed merger subsidiary "Universal Energy & Services Group, Inc."; and

4. To approve the Company's application for listing on the American Stock Exchange in|D4| 1Q07 or as soon thereafter as we may be qualified; and.

5. To consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on August 25, 2006 are entitled to notice of, and to vote at, the Special Meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF TREE TOP INDUSTRIES, INC.


/s/ David Reichman
----------------------------------
David Reichman, President and CEO
New York, NY
August 28, 2006

                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE TREE TOP INDUSTRIES, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                                                       Tree Top Industries, Inc.
                                                                666 Fifth Avenue
                                                                    New York, NY

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                FOR THE 2006 SPECIAL MEETING OF THE STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2006
                           at 1:00 p.m. (Pacific Time)
                             Red Rock Casino Resort
                         11011 West Charleston Boulevard
                               Las Vegas, NV 89135
--------------------------------------------------------------------------------

                                 SPECIAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tree Top Industries, Inc. ("we", "us", "our", the "Company" ) for use at the 2006 special meeting of the stockholders (the "Special Meeting") to be held on October 17, 2006 at 1:00 p.m. (Pacific Time) at the Red Rock Casino Resort, 11011 West Charleston Boulevard, Las Vegas, NV 89135 and at any adjournment thereof, for the purposes set forth in the accompanying notice of special meeting.

This proxy statement, the notice of meeting and the enclosed form of proxy are expected to be mailed to our stockholders on or about September 8 2006|D5|.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Special Meeting. However, if other matters are properly presented before the Special Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Special Meeting.

ENTITLEMENT TO VOTE

All holders of record of our shares of common stock, par value $0.001 per share (the "Common Stock"), at the close of business on August 25 2006 (the "Record Date"), will be entitled to one vote at the Special Meeting for each one share of Common Stock held of record on the Record Date. Stockholders entitled to vote may do so by voting those shares at the Special Meeting or by proxy in the manner described below under "Voting of Proxies."

Persons who hold shares of our Common Stock in a "street name" through a broker or other financial institution must follow the instructions regarding how to direct the voting of their shares provided by such broker or financial institution.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Company. We will solicit proxies initially by mail. Further solicitations may be made by our directors, officers or employees personally, by telephone, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our Common Stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this Proxy Statement.

VOTING OF PROXIES

Stockholders may vote the shares of Common Stock owned by them on the Record Date either by attending the Special Meeting in person or completing and returning a written proxy to the office of our proxy agent, as indicated on the instructions for completion of the proxy. Execution of a proxy will not affect a stockholder's right to attend the Special Meeting and vote in person.

All shares of Common Stock represented by a properly executed proxy received at or prior to the Special Meeting will be voted in accordance with the instructions contained in that proxy.

REVOCATION OF PROXIES

Stockholders may revoke a proxy, at any time before it is voted, by:

(a) executing and delivering a written notice of revocation of proxy to our corporate secretary at any time before the taking of the vote at the Special Meeting;

(b) executing and delivering a later-dated proxy relating to the same shares to our corporate secretary at any time before taking of the vote at the Special Meeting; or

(c)   attending the Special Meeting in person and:

      (i) giving affirmative notice at the Special Meeting of their intent to revoke their proxy; and

      (ii)  voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of our legal counsel, Harold P. Gewerter, Esq. Suite 202, 5440 W. Sahara Avenue, Las Vegas, NV 89146, Facsimile: (702) 382-1759.

ATTENDANCE AT THE SPECIAL MEETING WILL NOT, BY ITSELF, REVOKE A STOCKHOLDER'S PROXY WITHOUT THE GIVING OF NOTICE OF AN INTENT TO REVOKE THAT PROXY.

IF A PROPERLY EXECUTED AND RETURNED PROXY DOES NOT INDICATE THE STOCKHOLDER'S CHOICE ON ANY OF THE PROPOSALS IN THE ACCOMPANYING NOTICE OF MEETING, THE SHARES REPRESENTED BY THAT PROXY WILL BE VOTED FOR THE APPROVAL OF THAT PROPOSAL.

Shares represented at the Special Meeting by proxy will be voted for or against matters not listed in the accompanying Notice of Meeting that may be properly brought before the Special Meeting at the discretion of the persons named in the proxy as proxyholders. We are not aware of any such matters to be presented at the Special Meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

--------------------------------------------------------------------------------
                           Tree Top Industries, Inc.,

                          c/o Harold P. Gewerter, Esq.,

                        5440 W. Sahara Avenue, Suite 202,

                              Las Vegas, NV 89146.

--------------------------------------------------------------------------------

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

QUORUM FOR MEETING

In order to hold a valid meeting of our stockholders, a quorum equal to a majority|D6| of the shares of Common Stock outstanding must be represented at the meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Special Meeting or represented at the Special Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Special Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Special Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Company will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Special Meeting in person or by proxy.

VOTES REQUIRED FOR APPROVAL

In order for a proposal to be approved, the number of votes cast at the Special Meeting in favor of the proposal must be greater than the number of votes cast against the proposal. At the close of business on the Record Date, there were 252,179 shares of Common Stock outstanding and entitled to vote (following reverse of 100:1). The affirmative vote of the holders of a majority of our Common Stock represented at the Special Meeting in person or by proxy is required to:

1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.001 from 75,000,000 shares to 350,000,000 shares of common stock par value $.001 and 50,000,000 preferred shares par value $.001; and

2. To approve an amendment to the Company's Articles of Incorporation by changing the name of the Company from "Tree Top Industries, Inc." to|D7| "Universal Energy Holdings, Inc."; and

3. To approve the August 18, 2006 Agreement and Master Plan of Asset Roll-up and Forward Merger of Subsidiaries Together with Plan of Reorganization with Universal Energy Resources, Inc. and Grifco International, Inc. and its affiliated oil and gas sector businesses through our newly formed merger subsidiary "Universal Energy & Services Group, Inc."; and

4. To approve the Company's application for listing on the American Stock Exchange in|D8| 1Q07 or as soon thereafter as we may be qualified; and.

5. To consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

EFFECT OF ABSTENTIONS OR BROKER NON-VOTES

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Special Meeting, but will not be counted as either in favor or against the proposals.

STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the Special Meeting.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In accordance with the United States Securities and Exchange Commission (the "SEC") Rule 14a-8, stockholders who wish to present proposals for inclusion into proxy materials to be distributed in connection with our next annual meeting must submit their proposals to our principal executive offices within a reasonable time before we begin to print and mail our proxy materials in connection with our next annual meeting.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to Tree Top Industries, Inc. c/o Harold P. Gewerter, Esq., Suite 202, 5440 W. Sahara Avenue, Las Vegas, NV 89146.

CHANGES IN CONTROL OF THE COMPANY

No changes in control of the Company have occurred since the beginning of the fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of August 25, 2006 by: (i) each of our directors and nominees, (ii) each of our named executive officers, and
(iii) officers and directors as a group. Other than as described below, no person or group is known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

                                                                  Amount and Nature   Percentage
                                     Name and Address               of Beneficial      of Common
Title of Class                      of Beneficial Owner               Ownership        Stock(1)
---------------   ---------------------------------------------   -----------------   ----------
Directors and Officers

Common Stock      David Reichman, 666 Fifth Avenue, Suite 300,        88,065             .3492
                  New York, NY 10103
Common Stock      Frank Benintendo, 666 Fifth Avenue, Suite 300       10,000             .0396
                  New York, NY 10103
Common Stock      Mike Valle, 666 Fifth Avenue, Suite 300 New         10,000             .0396
                  York, NY 10103

(1) Applicable percentage of ownership is based on 252,179 shares of Common Stock outstanding as of August 25, 2006. Shares of Common Stock are deemed to be beneficially owned by the person holding such shares.

                             EXECUTIVE COMPENSATION

Management Compensation

The following table summarizes the compensation awarded to, earned by, or paid to the Company's President and Chief Executive Officer and other officers and directors who received annual compensation in excess of $100,000 (the "Named Executive Officers") for each of the Company's three most recently completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                       ----------------------  ---------------------------------------
                                                                             Awards   Payouts
                                                       Other               ------------------     All
                                                      Annual   Restricted               LTIP    Other
                                                      Compen-    Stock     Options/   payouts  Compen-
      Name          Title        Year  Salary  Bonus  sation    Awarded    SARs* (#)    ($)    sation
----------------  -------------  ----  ------  -----  -------  ----------  ---------  -------  -------
David Reichman    Director,      2005    $0      $0      $0         0          0(1)     $0       $0
                  President and  2004    $0      $0      $0         0          0        $0       $0
                  CEO            2003    $0      $0      $0         0          0        $0       $0

Frank Benintendo  Director,      2005    $0      $0      $0         0          0        $0       $0
                  Treasurer      2004    $0      $0      $0         0          0        $0       $0
                                 2003    $0      $0      $0         0          0        $0       $0
Mike Valle        Director,      2005    $0      $0      $0         0          0(1)     $0       $0
                  Secretary      2004    $0      $0      $0         0          0        $0       $0
                                 2003    $0      $0      $0         0          0        $0       $0

Notes:

(1) See "Compensation Of Directors" below for information regarding stock options granted to our named executive officers.

(2) Our directors and executive officers have served in said capacities without compensation during the years indicated. |D9|No compensation has been paid to our directors and executive officers in 2006.

Compensation of Directors

We do not regularly compensate our directors for their time spent on behalf of the Company, but they are entitled to receive reimbursement for all out of pocket expenses incurred for attendance at our Board of Directors meetings. The following options to purchase our common shares were granted to our directors in 2005. All of the options were vested on the date of grant and are exercisable immediately:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                     Number of     % of Total
                                     Securities      Options
                                     Underlying      Granted       Exercise    Market Price on
                                      Options          To           Price            Date        Expiration
               Name                   Granted     Employees(1)   (per Share)      of Grant         Date
----------------------------------   ----------   ------------   -----------   ---------------   ----------
David Reichman
  President and CEO, CFO,
  Director and
  Chairman  of the Board               Nil           N/A          N/A              N/A              N/A

Frank Benintendo, Treasurer and
  Director                             Nil           N/A          N/A              N/A              N/A

Mike Valle, Secretary and Director     Nil           N/A          N/A              N/A              N/A

Aggregated Option/SAR Exercises in Last Fiscal Year and Financial Year-End Option/SAR Value

No stock options were exercised by the Company's executive officers or directors during the fiscal year ended December 31, 2005. No options have been granted in 2006 to the Company's executive officers and directors.

           AGGREGATED OPTION/SAR EXERCISES DURING THE LAST FISCAL YEAR
                        FISCAL YEAR-END OPTION/SAR VALUES

                                                                                    Value of Unexercised
                                                        Unexercised Options                 In-The-
                          Common Shares     Value       at Financial Year-          Money Options/SARs at
                           Acquired on    Realized             End (#)             Financial Year-End ($)
         Name              Exercise ($)      ($)     exercisable/unexercisable   exercisable/unexercisable
-----------------------   -------------   --------   -------------------------   -------------------------
David Reichman
  President, CEO, CFO
  and Director and
  Chairman of the Board        Nil           N/A              NIL/N/A                     NIL/N/A
Frank Benintendo,
  Treasurer and
  Director,                    Nil           N/A              NIL/N/A                     NIL/N/A

Mike Valle, Secretary
  and Director                 Nil           N/A              NIL/N/A                     NIL/N/A

                               PROPOSAL NUMBER ONE

             AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE
   NUMBER OF SHARES OF AUTHORIZED COMMON STOCK AND TO CREATE A NEW CATEGORY OF
                                PREFERRED SHARES

On August 25, 2006, our Board of Directors approved an amendment to the Articles of Incorporation of the Company to increase our authorized Common Stock from 75,000,000 shares to 350,000,000 shares of Common Stock par value $.001 and 50,000,000 shares of Preferred Stock par value $.001. The increase to the number of shares will require an amendment to our Articles of Incorporation. Our Board of Directors has directed that the increase to the shares of authorized Common Stock and Preferred Stock and the corresponding amendment and restatement of our Articles of Incorporation be submitted for approval by our stockholders.

Our Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 shares to 350,000,000 shares of Common Stock par value $.001 and 50,000,000 shares of Preferred Stock par value $.001. Each additional share of Common Stock will have the same rights and privileges as each share of currently authorized Common Stock. Our Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares in order to give us greater flexibility in financing our business operations. The increase to the number of our authorized shares of common stock is also necessary as we currently do not have a sufficient number of authorized shares of our common stock available for our financing requirements. The issuance of additional shares of Common Stock will have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company.

The shares will be available for issuance by our Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. Current stockholders do not have pre-emptive rights to subscribe for, purchase or reserve any shares of our authorized capital stock. If the increase to our authorized shares of Common Stock is approved by our stockholders, we will file amended and Restated Articles of Incorporation in the form attached as Schedule "A" hereto with the Secretary of the State of Nevada as soon as practicable after stockholder approval is obtained.

REQUIRED VOTE

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal Number One.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE INCREASE TO THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND CREATION OF A NEW SERIES OF PREFERRED SHARES TOGETHER WTH A CORRESPONDING AMENDMENT TO OUR ARTICLES OF INCORPORATION. A COPY OF THE PROPOSED FIRST RESTATED AND AMENDED ARTICLES IS ATTACHED AS SCHEDULE "A" HERETO.

                               PROPOSAL NUMBER TWO

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
             CHANGE NAME TO "UNIVERSAL ENERGY GROUP HOLDINGS, INC."

      Effective on August 25, 2006, our Board of Directors executed a written consent authorizing, and recommending that our stockholders approve a proposal to change our name from "Tree Top Industries, Inc." to "Universal Energy Group, Inc." or such other similar name as may be available. The First Restated and Amended Articles of Incorporation is attached hereto as Schedule "A". Our Board of Directors believes that the new name, Universal Energy Group , Inc., will more accurately reflect our current business activities in light of our Plan of Merger and Reorganization with Universal Energy Resources, Inc. and Grifco International, Inc. and will promote public recognition and more accurately reflect our operations and business focus.


Effectiveness of the Name Change

If approved by our stockholders, the change in our name will become effective upon the filing of the First Restated and Amended Articles of Incorporation with the Secretary of State of the State of Nevada. We intend to file First Restated and Amended Articles of Incorporation as soon as practicable once stockholder approval is obtained. Additionally, if the name change is approved at the Meeting, we will promptly thereafter change our OTC Bulletin Board trading symbol. Our new OTC Bulletin Board trading symbol will be determined at the time the name change becomes effective.

Changing the name of the Company will not have any effect on the rights of existing shareholders. The proposed name change will not affect the validity or transferability of currently outstanding stock certificates, and shareholders will be required to surrender for exchange any stock certificates they hold.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to a change in our name.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 2.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO GIVE EFFECT TO THE NAME CHANGE. A COPY OF THE PROPOSED AMENDED AND RESTATED ARTICLES IS ATTACHED AS SCHEDULE "A" HERETO.

                              PROPOSAL NUMBER THREE

APPROVAL OF AGREEMENT AND MASTER PLAN OF ASSET ROLL-UP AND FORWARD MERGER OF SUBSIDIARIES TOGETHER WITH PLAN OF REORGANIZATION

Effective on August 18, 2006, our Board of Directors executed a written consent authorizing and recommending that our stockholders approve the Agreement and Master Plan of Asset Roll-up and Forward Merger of Subsidiaries Together with Plan of Reorganization with Universal Energy Resources, Inc. and Grifco International, Inc. and its affiliated oil and gas sector businesses through our newly formed merger subsidiary|D10| "Universal Energy & Services Group, Inc." incorporated under the laws of the State of Nevada on the same date.

Effectiveness of the Master Plan of Asset Roll-up and Forward Merger of Subsidiaries

If approved by our stockholders, we intend to file Articles of Merger in the form attached hereto as Schedule "B" as soon as practicable once stockholder approval is obtained. Pursuant to the merger, our newly formed subsidiary Universal Energy Products & Services, Inc., a Nevada corporation, will merge with Universal Energy Resources, Inc., a Nevada corporation, in a tax free exchange of shares. The exchange of shares is intended to qualify as a "reorganization" under provisions of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

New Merger Subsidiary

The Master Plan provides that the Company change its name to "Universal Energy Holdings Inc." as discussed above in Proposal Number Two. After changing its name, the Company will authorize the incorporation of a new subsidiary to be named "Universal Energy Products & Services, Inc." under the laws of the State of Nevada. The new merger subsidiary will have authorized capital of 350,000,000 shares of common Stock par value $.001 and 50,000,000 shares of preferred stock par value $.001.

Proposed Share Exchange

A. Universal Energy Resources, Inc.

Pursuant to the Master Plan, the new merger subsidiary will engage in a share exchange with Universal Energy Resources, Inc. ("UERI"), a Nevada corporation, formed effective August 9, 2006. UERI has authorized share capital 350,000,000 shares of common Stock par value $.001 and 50,000,000 shares of preferred stock par value $.001. As of the of the merger, UERI issued and outstanding 10,000,000 shares of common stock par value $.001 and 1,000,000 shares of Super Voting preferred stock par value $.001 with 20:1 voting rights.

All of the common shares of stock and Super Voting preferred stock are beneficially held by Jim Dial, individually and as agent and attorney-in-fact for Majority Shareholders of Grifco International, Inc., a Nevada corporation. The common and Super Voting shares were issued to the Majority Shareholders in consideration of the August 9, 2006 securities pledge of 56,500,000 shares of common stock par value $.001 of Grifco International, Inc.

The securities pledge is for the purpose of satisfying the financial requirements of UERI in its capacity as the General Partner to "Universal Energy Partners I, L.P.", a Limited Partnership in formation and whose name is subject to availablility in the selected jurisdiction of formation. The purpose of the Limited Partnership is to own and operate certain identified oil and gas leases targeted for acquisition by UERI in its capacity as General Partner.

Following the share exchange, the Company new merger subsidiary assume all rights, duties, and responsibilities of UERI in connection with the Limited Partnership, including but not limited to, acting as General Partner.

B. Grifco Business Assets

Pursuant to the Master Plan, the Company's new merger subsidiary will enter into a "Consulting and Support Services Agreement" with Grifco International, Inc.("Grifco"), a Nevada corporation. Under the terms of the Agreement, the Company's new merger subsidiary will provide Grifco and its subsidiaries/affiiliates with the following services:

      o     Interim CEO and/or CFO.

      o     Law Department (legal and secretarial services).

      o     Tax Department (tax advice and tax return preparation).

      o     Sarbanes-Oxley and SEC Rules Compliance (if applicable).

      o Financial and accounting services over and above those customarily provided to like businesses.

      o Interim Benefit Plans (such as medical, dental, vision, hearing and EAP benefits to employees utilizing COBRA until implementation of its own plans.)

      o Document and as necessary bring up to date all incorporation requirements of Grifco and its subsidiaries/affiliates in all other jurisdictions as required.

      o Document and as necessary bring up to date all minutes and bylaws of Grifco and its subsidiaries/affiliates.

      o Document and as necessary bring up to date all shareholder lists of Grifco and its subsidiaries/affiliates.

      o Document and as necessary bring up to date all financial, accounting, books and records of Grifco and its subsidiaries/affiliates.

      o Document and as necessary bring up to date all federal and state import/export licenses or permits of Grifco and its subsidiaries/affiliates.

      o Document and as necessary bring up to date all executive retention, employment, bonus and incentive agreements with management and controlling shareholders of Grifco and its subsidiaries.

      o Complete business plan for Grifco and its subsidiaries/affiliates together with management discussion and analysis of operations.

      o Complete due diligence materials for Grifco and its subsidiaries/affiliates.

      o     Property Management for Grifco and its subsidiaries/affiliates.

The terms of the Consulting and Support Services Agreement is set-forth in Exhibit C.

As soon as Grifco and/or any Grfico subsidiary/affiliate completes a financial audit satisfactory to the Company's auditor and securities counsel, the Company's new merger subsidiary has the right, but not the obligation, to exercise an option to acquire the newly audited business entity based upon a "fairness valuation formula" or FAV to be determined by the majority shareholders of Grifco.

Effects of Merger

Pursuant to Nevada law, at the effective time of the merger, all of the property, rights, privileges, powers and franchises of UERI and/or the Grifco subsidiaries/affiliates shall vest in the Company's new merger subsidiary, and all debts, liabilities and duties of UERI and/or the Grifco subsidiaries/affiliates shall become the debts, liabilities and duties of the Company's new merger subsidiary as the "Surviving Corporation".

Surviving Corporation's Articles of Incorporation and Bylaws

The Surviving Corporation's articles of incorporation and bylaws effective at the time of the merger will survive until thereafter amended in accordance with the laws of the State of Nevada.

Officers and Directors of Surviving Corporation

The Surviving Corporation's officers and directors effective at the time of the merger will be the officers and directors of the surviving corporation.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights in connection with the deletion of Article 2 from our Articles of Incorporation.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 3.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE AGREEMENT AND MASTER PLAN OF ASSET ROLL-UP AND FORWARD MERGER OF SUBSIDIARIES TOGETHER WITH PLAN OF REORGANIZATION WITH UNIVERSAL ENERGY RESOURCES, INC. AND GRIFCO INTERNATIONAL, INC. AND ITS AFFILIATED OIL AND GAS SECTOR BUSINESSES THROUGH OUR NEWLY FORMED MERGER SUBSIDIARY "UNIVERSAL ENERGY & SERVICES GROUP, INC. A COPY OF THE AGREEMENT AND MASTER PLAN OF ASSET ROLL-UP AND FORWARD MERGER OF SUBSIDIARIES TOGETHER WITH PLAN OF REORGANIZATION IS ATTACHED AS SCHEDULE "B" HERETO. A COPY OF THE PROPOSED CONSULTING AND SUPPORT SERVICES AGREEMENT IS ATTACHED AS SCHEDULE "C" HERETO.

                              PROPOSAL NUMBER FOUR

                          APPLICATION FOR AMEX LISTING

Effective on August 25, 2006, our Board of Directors executed a written consent authorizing, and recommending that our stockholders approve a proposal to change our listing from the over-the-counter bulletin board or OTC Bulletin Board to listing on the American Stock Exchange, Inc. ("AMEX"). Our Board of Directors believes that the new listing on the AMEX, if and when accepted, will more accurately reflect our inherent share value and it will promote public recognition and more accurately reflect our operations and business focus.

Effectiveness of the AMEX Listing Process

If approved by our stockholders, the change in listing from the OTC Bulletin Board to the AMEX will require us to submit detailed and comprehensive listing applications evidencing our ability to satisfy all listing criteria. There can be no assurance that we will be able to satisfy the AMEX listing requirements.

AMEX Listing Standards

In order to become listed on AMEX, we will have to satisfy Listing Standard 1 which requires us to (a) have pre-tax income of at least $750,000 in the latest fiscal year; (b) have a market value of public float of $3,000,000; (c) have a minimum share price of $3.00 for a period of at least 30 days prior to listing;
(c) have a minimum market capitalization of at least $4,000,000; (d) have shareholder equity of at least $4,000,000; and (e) have a public shareholder to shares outstanding ratio of one of the following options: Option One: 800 public shareholders/500,000 common shares in the public float; Option Two: 400 public shareholders/1,000,000 common shares in the public float; or Option Three: 400 public shareholders/500,000 common shares in the public float (requires trading volume of 2,000 shares per day for the 6 months prior to listing); and (f) have satisfied such other requirements of the AMEX listing standards applicable at the time of our application.

Note: Public shareholders and public float on AMEX do not include shareholders or shares held directly or indirectly by any officer, director, controlling shareholder or other concentrated (i.e. 10 percent or greater), affiliated or family holdings.

AMEX Compliance

If and when approved for listing on AMEX, there will a number of new corporate governance, reporting and other compliance rules which will govern the way the Company conducts business which we have summarized as follows:

SEC and AMEX Filing Requirements

A company having a security listed on the AMEX must make all required filings on a timely basis with the Securities and Exchange Commission (SEC) (or other appropriate regulatory agency) and also file copies with the AMEX. With the exception of annual reports to shareholders, which must be filed with the AMEX in hard copy, a company will have satisfied this requirement if it electronically submits its filings to the SEC through EDGAR.

Timely Notice of Corporate Actions

The AMEX also requires timely notice and written confirmation of various corporate actions including record dates, dividends, proposed amendments to and certified copies of the issuer's certificate of incorporation, bylaws or similar organization documents and all material sent to shareholders or released to the press.

Annual Report to Shareholders

A company listed on the AMEX is required to publish and furnish to its shareholders (or to holders of any other listed security when its common stock is not listed on a national securities exchange) an annual report containing audited financial statements prepared in conformity with the requirements of the SEC. The company must disclose in its annual report to security holders, for the year covered by the report: (a) the number of unoptioned shares available at the beginning and at the close of the year for the granting of options under an option plan; and (b) any changes in the exercise price of outstanding options, through cancellation and reissuance or otherwise, except price changes resulting from the normal operation of antidilution provision of options. Three copies of the report must be filed with the AMEX.

Annual reports must be sent to shareholders and filed with the Exchange at least ten days in advance of the annual meeting of shareholders, and not later than four months after the close of the last preceding fiscal year of the company.

Timely Public Information Disclosure

The AMEX considers that the conduct of a fair and orderly market requires every listed company to make available to the public information necessary for informed investing and to take reasonable steps to ensure that all who invest in its securities enjoy equal access to such information. Listed companies must fax press releases prior to issuance to the Exchange's Stock Watch Department.

The following is a summary of the AMEX's disclosure policies:

Immediate public disclosure of material information--A listed company is required to make immediate public disclosure of all material information concerning its affairs, except in unusual circumstances.

Thorough public dissemination--A listed company is required to release material information to the public in a manner designed to obtain the widest possible public dissemination.

Clarification or confirmation of rumors and reports--Whenever a listed company becomes aware of a rumor or report, true of false, that contains information that is likely to have, or has had, an effect on the trading in its securities, or would be likely to have a bearing on investment decisions, the company is required to publicly clarify the rumor or report as promptly as possible.

Response to unusual market action--Whenever unusual market action takes place in a listed company's securities, the company is expected to make inquiry to determine whether rumors or other conditions requiring corrective action exist and, if so, to take whatever action is appropriate.

Unwarranted promotional disclosure--A listed company should refrain from promotional disclosure activity which exceeds that necessary to enable the public to make informed investment decisions.

Insider trading--Insiders should not trade on the basis of material information which is not known to the investing public. Moreover, insiders should refrain from trading, even after material information has been released to the press and other media, for a period sufficient to permit thorough public dissemination and evaluation of the information.

Receipt of written Delisting Notice--A company is required to publicly disclose that it has received a written notice indicating that the Exchange has determined to remove the company's securities from listing (or unlisted trading) as a result of non-compliance with the continued listing requirements.

The following is a summary of the AMEX's requirements for public announcements. Each press release or other public announcement should:

      o     be factual, clear, and succinct;

      o contain sufficient quantitative information to allow investors to evaluate its relative importance to the activities of the company;

      o     be balanced and fair;

      o avoid over technical language, and should be expressed to the extent possible in language comprehensible to the layman;

      o explain, if the consequences or effects of the information on the company's future prospects cannot be assessed, why this is so; and clarify and point out any reasonable alternatives where the public announcement undertakes to interpret information disclosed.

Additional Information

Additional information regarding the proposed AMEX listing process, qualification and compliance matters is available on line at www.amex.com or by contacting the AMEX directly as follows:

                             American Stock Exchange
                                86 Trinity Place
                               New York, NY 10006
                                  212-306-1000

The AMEX Company Guide is available on line at http://wallstreet.cch.com/AMEX/CompanyGuide.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to a change in listing from the OTC Bulletin Board to the AMEX.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 4.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED CHANGE IN OUR LISTING FROM THE OTC BULLETIN BOARD TO THE AMERICAN STOCK EXCHANGE AND TO AUTHORIZE THE COMPANY AND ITS OFFICERS AND DIRECTORS TO DO ALL THINGS NECESSARY AND PROPER TO COMPLETE THE PROPOSED AMEX LISTING.

The following table sets forth the options granted under the 2006 Plan to: (i) the executive officers named

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements, identified by words such as "plan", "anticipate", "believe", "estimate", "should," "expect" and similar expressions, include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. As such, these forward-looking statements involve uncertainty and risk. Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission ("SEC"), particularly our annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and our current reports on Form 8-K.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

                                           BY ORDER OF THE BOARD OF DIRECTORS
                                           OF TREE TOP INDUSTRIES, INC.

Date: August 28, 2006


                                           /s/ David Reichman
                                           -------------------------------------
                                           DAVID REICHMAN
                                           President and Chief Executive Officer
                                           Tree Top Industries, Inc.

                                  SCHEDULE "A"

                 Amended and Restated Articles of Incorporation

[DEAN HELLER LOGO]
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

--------------------------------------------------------------------------------
Certificate to Accompany
   Restated Articles
   (PURSUANT TO NRS)
--------------------------------------------------------------------------------

Important: Read attached instructions         ABOVE SPACE IS FOR OFFICE USE ONLY
before completing form.

          This Form is to Accompany Restated Articles of Incorporation
           (Pursuant to NRS 78.403, 82.371, 86.221, 88.355 or 88A.250)
        (This form is also to be used to accompany Restated Articles for
        Limited-Liability Companies, Certificates of Limited Partnership,
           Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

TREE TOP INDUSTRIES, INC.

2. The articles are being |_| Restated or |x| Amended and Restated (check only one). Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

|_| No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

|x|   The entity name has been amended.

|_| The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)

|_|   The purpose of the entity has been amended.

|x|   The authorized shares have been amended.

|_|   The directors, managers or general partners have been amended.

|_|   IRS tax language has been added.

|_|   Articles have been added.

|x|   Articles have been deleted.

|_| Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

* This form is to accompany Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate        Nevada Secretary of State AM
fees. See attached fee schedule.                                   RESTATED 2003
                                                            Revised on: 10127/03

                                      Reset

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                            TREE TOP INDUSTRIES, INC.

                       (Pursuant to NRS 78.390 and 78.403)

      The undersigned hereby adopts as its chartering document these Restated Articles of Incorporation:

      1. Name. The name of the Corporation shall be:

                         UNIVERSAL ENERGY HOLDINGS, INC.

      2. Purpose. The purpose or purposes for which the Corporation is organized:

            To engage in and carry on any lawful business activity or trade, and any activities necessary, convenient, or desirable to accomplish such purposes, not forbidden by law or by these articles of incorporation.

      3. Capitalization. The aggregate number of shares which the Corporation shall have authority to issue is FOUR HUNDRED MILLION (400,000,000) shares, of which THREE HUNDRED FIFTY MILLION (350,000,000) shares will be Common Stock with a par value of $0. 001, and FIFTY MILLION (50,000,000) shares will be Preferred Stock with a par value of $0.001. The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

            (a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

            (b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

            (c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

            (d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

            (e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

            (f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

            (g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

      4. Directors. The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this Corporation. The number of members of the Board of Directors shall not be less than one nor more than thirteen.

      5. Assessments. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the Corporation.

      6. Term. The Corporation shall have perpetual existence.

      7. Powers of Directors. In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the Corporation:

            (a) To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this Corporation.

            (b) By resolution passed by a majority of the whole board, to designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation, which, to the extent provided in the resolution or in the bylaws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the bylaws of the Corporation or as may be determined from time to time by resolution adopted by the board of directors..

            (c) When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interests of the Corporation.

      8. Meetings of Stockholders. Meeting of stockholders may be held outside the State of Nevada, if the bylaws so provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation.

      9. Amendment. This Corporation reserves the right to amend alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

      10. Indemnification of Officers and Directors. The Corporation shall indemnify its officers, directors, employees and agents to the full extent permitted by the laws of the State of Nevada.

--------------------------------------------------------------------------------
The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________________.
--------------------------------------------------------------------------------

                               OFFICER'S SIGNATURE

      The undersigned, President of the Corporation, for the purpose of restating the Articles of Incorporation of Tree Top Industries, Inc., hereby makes, files and records this Amended and Restated Articles of Incorporation and certifies that it is the act and deed of the Corporation and that the facts stated herein are true.


---------------------------------------
DAVID REICHMAN, Director and President

                                      PROXY

                       SPECIAL MEETING OF SHAREHOLDERS OF

                            TREE TOP INDUSTRIES, INC.
                                 (the "Company")

TO BE HELD AT:

                           RED ROCK RESORT AND CASINO

                         11011 West Charleston Boulevard

                               Las Vegas, NV 89135

                  ON OCTOBER 17, 2006 AT 1:00 PM (PACIFIC TIME)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, David Reichman, a director of the Company, or failing this person, ___________ , a director of the Company, or in place of the foregoing,
______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:              ________________________________________________________

Please Print Name:      ________________________________________________________

Date:                   ________________________________________________________

Number of Shares
Represented by Proxy:   ________________________________________________________

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

                                                       For     Against   Abstain
                                                       ---     -------   -------
1.    Approval of Amendment to Articles of
      Incorporation to Increase of the Number of
      Shares of Authorized Common Stock to
      350,000,000 Shares                             _______   _______   _______

2.    Approval of change of name from
      "Tree Top Industries, Inc." to
      "Universal Energy
      Holdings, Inc."                                _______   _______   _______

3. Approval of the Agreement and Master Plan of Merger and Asset-Roll-up and Reorganization with Universal Energy Resources, Inc. and Grifco International, Inc.

4.    Approval of the Company's Application for
      Listing on the AMEX                            _______   _______   _______

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

                      INSTRUCTIONS FOR COMPLETION OF PROXY

1.    This proxy is solicited by the Management of the Company.

2. 2. This form of proxy (the "Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4. A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an "X" in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal;

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of the Company's legal counsel, Harold P. Gewerter, Esq. Ltd., by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address and fax number is:

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                          HAROLD P. GEWERTER, ESQ. LTD

                              5440 W. Sahara Avenue
                             Las Vegas, NV USA 89146

                              Fax No. (702)382-1759
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